_______________________________________

                 DYNASIL CORPORATION OF AMERICA
                         385 Cooper Road
               West Berlin, New Jersey 08091-9145
                         (856) 767-4600
             _______________________________________

                            NOTICE OF
                 ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD AT 11:00 AM,
                       ON JANUARY 29, 2002

To the Stockholders of Dynasil Corporation of America:

The 2002 annual meeting of stockholders of Dynasil Corporation of America (the "Company"), a New Jersey corporation, will be held at the corporate headquarters of the Company located at 385 Cooper Road, West Berlin, NJ, 08091 on January 29, 2002 beginning at 11:00 A.M. local time. At the meeting, stockholders will act upon the following matters:


(1) Election of five (5) Directors, each for a term of one year;

(2) Ratification of appointment of Haefele, Flanagan & Co., p.c., as the Company's independent accountants for fiscal 2002; and

(3) Any other matters that properly come before the meeting.

Stockholders of record at the close of business on November 30, 2001 are entitled to vote at the meeting or any postponement or adjournment.

The accompanying form of proxy is solicited by the board of directors of the Company

Stockholders (Whether they own one or many shares and whether they expect to attend the annual meeting or not) are requested to vote, sign, date and return promptly the accompanying proxy in the enclosed self addressed stamped envelope. A proxy may be revoked at any time prior to its exercise (a) by notifying the secretary of the Company in writing, (b) by delivering a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person.


                                   By order of the Board of
Directors:

                                   Charles J. Searock Jr.,
Corporate Secretary

December 26, 2001
West Berlin, New Jersey

                 DYNASIL CORPORATION OF AMERICA
                         385 Cooper Road
               West Berlin, New Jersey 08091-9145
                         (856) 767-4600

                 ______________________________
                         PROXY STATEMENT
                 ______________________________

This Proxy Statement contains information related to the annual meeting of stockholders of Dynasil Corporation of America (the "Company"), to be held on Tuesday, January 29, 2002 at 11:00 A.M., local time, at the corporate headquarters of the Company, 385 Cooper Road, West Berlin, New Jersey, and at any adjournment or adjournments thereof.

                       ABOUT THE MEETING

What is the purpose of the annual meeting?

      At the Company's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors and ratification of the Company's independent auditors. In addition, the Company's management will report on the performance of the Company during fiscal 2001 and respond to questions from stockholders.

Who is entitled to vote?

     Only stockholders of record at the close of business on the record date, November 30, 2001 are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 2,391,603 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the board's recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     _ for election of the nominated slate of directors (see page 4); and
     _    for ratification of the appointment of Haefele Flanagan
          & Co., p.c., as the Company's independent auditors (see page 10).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

     What vote is required to approve each item?

     Election of directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     Other items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.
                        STOCK OWNERSHIP

     Who are the largest owners of the company's stock?

     Saltzman Partners, owns or controls 25.49% of the outstanding shares of common stock of the Company; Robert Lear, a director of the Company, owns or controls 9.88% of the outstanding shares of common stock of the Company;Gen. Charles J. Searock, Jr. owns 5.96% of the outstanding shares of common stock of the Company; and James Saltzman, Chairman of the Board of Directors of the Company, owns 5.13% of the outstanding shares of the Company. See the table below.

     How much stock do the company's directors and executive officers own?

     The following table sets forth the beneficial ownership of the Common Stock of the Company as of November 30, 2001 by each person who was known by the Company to beneficially own more than 5% of the common stock, by each director and executive officer who owns shares of common stock and by all directors and executive officers as a group:


Title      Name and Address             No. of Shares and nature of   Percent of
of Class   of Beneficial Owner          Beneficial Ownership(1)       Class
--------   -------------------          ---------------------------   ----------

Common     Saltzman Partners (2)             587,615                       24.57%
           621 East Germantown Pike
           Suite 105
           Plymouth Valley PA  19401

Common     James Saltzman(3)                 127,370                        5.13%
           621 East Germantown Pike
           Suite 105
           Plymouth Valley PA  19401

Common     Gen. Charles J. Searock,          146,430                        5.96%
           Jr. (USAF Ret) (4)
           39 Tee Pee Court
           Medford, NJ   08055

Common     Jan Melles(5)                     119,500                        4.86%
           9 Riverside Road
           Laguna Niguel, CA   92677

Common     Nathan Schwartz(6)                 86,394                        3.51%
           621 East Germantown Pike
           Suite 105
           Plymouth Valley, PA 19401

Common     Dr. Peter P. Bihuniak(7)           79,000                        3.20%
           631 Scenic Circle
           Holland, OH   43528

Common     Robert Lear(8)                    236,236                        9.60%
           420 South York Road
           Hatboro, PA   19040

Common     John Kane(9)                      60,425                         2.47%
           149 Plowshare Road
           Norristown, PA  19403

Common     Bruce Leonetti (10)               55,300                        2.27%
           200 Birdwood Avenue
           Haddonfield, NJ   08033

All Officers and Directors
as a Group                                  910,655                       31.03%

_______________

     (1) The numbers and percentages shown include shares of common stock issuable to the identified person pursuant to stock options that may be exercised within 60 days. In calculating the percentage of ownership, such shares are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of share of common stock owned by any other stockholders. The number of shares outstanding on November 30, 2001 was 2,391,603.

     (2) James Saltzman disclaims beneficial ownership of the 587,615 shares owned by Saltzman Partners.

     (3) Includes options to purchase 3,000 shares of the Company's common stock at $3.52 per share and options to purchase
90,000 shares of the Company's common stock at $1.50 per share.

     (4) Includes options to purchase 3,000 shares of the Company's common stock at $1.17 per share and options to purchase 3,000 shares of the Company's common stock at $.56 per share and options to purchase 60,000 shares of the Company's common stock at $1.50 per share.

     (5) Includes options to purchase 3,000 shares of the Company's common stock at $3.52 per share, options to purchase 3,000 shares of the Company's common stock at $1.17 per share, options to purchase 3,000 shares of the Company's common stock at $.56 per share and options to purchase 60,000 shares of the Company's common stock at $1.50 per share.

     (6) Includes options to purchase 3,000 shares of the Company's common stock at $4.25 per share, options to purchase 3,000 shares of the Company's common stock at $3.52 per share, options to purchase 3,000 shares of the Company's common stock at $1.17 per share, options to purchase 3,000 shares of the Company's common stock at $.56 per share and options to purchase 60,000 shares of the Company's common stock at $1.50 per share.

     (7) Includes options to purchase 10,000 shares of the Company's common stock at $3.00 per share, options to purchase 3,000 shares of the Company's common stock at $3.52 per share, options to purchase 3,000 shares of the Company's common stock at $1.17 per share, options to purchase 3,000 shares of the Company's common stock at $.56 per share and options to purchase 60,000 shares of the Company's common stock at $1.50 per share.

     (8) Includes options to purchase 3,000 shares of the Company's common stock at $3.52 per share, options to purchase 3,000 shares of the Company's common stock at $1.17 per share, options to purchase 3,000 shares of the Company's common stock at $.56 per share and options to purchase 60,000 shares of the Company's common stock at $1.50 per share ; also includes 167,236 shares owned by Penn Independent Corporation, for which Mr. Lear disclaims beneficial ownership.

     (9) Includes options to purchase 5,500 shares of the Company's common stock at $2.65 per share and options to purchase
45,000 shares of the Company's stock at $1.50 per share.

     (10) Includes options to purchase 45,000 shares of the Company's stock at $1.50 per share.


                             ITEM 1

                      ELECTION OF DIRECTORS

     Five (5) directors will be elected to hold office subject to the provisions of the Company's by-laws until the next Annual Meeting of Shareholders, and until their respective successors are duly elected and qualified. The vote of a majority of the votes entitled to be cast by shareholders present in person or by proxy, is required to elect members of the Board of Directors. The following table sets forth the name, age, position with the Company and respective director service dates of each person who has been nominated to be a director of the Company:

                                       Positions(s)
Name                           Age     With the Company       Director Since
-----                          ---     -----------------      --------------
Mr. James Saltzman             56      Chairman of the Board       1998
Mr. John Kane                  50      President, CEO,
                                       Treasurer, Director         2001
Mr. Nathan Schwartz            39      Director                    1996
Dr. Peter P. Bihuniak          51      Director                    1997
Mr. Robert Lear                55      Director                    1998


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES
LISTED HEREIN.

     Business Experience of the Directors

     James Saltzman, Chairman, 57, has been a member of the Board since February 1998. From January 1997 to June 2000, Mr. Saltzman served as Vice Chairman of the Board and a director of Madison Monroe, Inc., a private company engaged in investments. He served as a director of Xyvision, Inc., a publicly held company that develops, markets, integrates and supports content management and publishing software, since 1992, and was Chairman of the Board of such company from February 1994 to February 1995. On September 19, 2001, in the matter of Securities and Exchange Commission v. James S. Saltzman, Civil Action No. 00-CV-2468 in the United States District Court for the Eastern District of Pennsylvania, Saltzman consented, without admitting or denying the allegations of the Commission's Complaint, except for allegations which related solely to charges that were not the subject of the Order, to the entry of a Final Judgment and Order in the case, to an order permanently enjoining him from conduct in violation of Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933 and Section 206(2) of the Investment Advisers Act of 1940, and requiring him to pay disgorgement plus prejudgment interest in the amount of $1,920,340, the amount for which he has been credited as previously paid to Saltzman Partners, and a civil penalty in the amount of $50,000.

     Also on January 31, 2001, the Commission instituted and simultaneously settled an Administrative Proceeding against Saltzman pursuant to Section 203(f) of the Advisers Act. Without admitting or denying the Commission's findings, Saltzman consented to the entry of an Order suspending him from association with any investment adviser for a period of twelve months. The basis for the Administrative Proceeding against Saltzman and the Commission's findings was the entry of the Final Judgment and Order in the District Court action.

     The Commission's Complaint in the District Court action alleged that from at least 1994 through February 4, 2000, Saltzman, as investment adviser to Saltzman Partners, violated the securities laws at issue by failing to disclose material information relating to loans to him by Saltzman Partners in annual financial statements of Saltzman Partners that were sent to the limited partners, namely, that he had taken out approximately $1.78 million in loans from Saltzman Partners, that by 1999 the loans amounted to approximately 20% of Saltzman Partners' assets, and that the loans violated specific terms of the loan provisions in the governing Partnership Agreement and Private Placement Memorandum. Prior to the entry of the Final Judgment and Order, Saltzman fully repaid with interest the loans he had taken from Saltzman Partners, thus satisfying the Order of disgorgement by the District Court.

     John Kane, 50, President and CEO, Treasurer, has been with Dynasil Corporation since January 1997. On December 1, 2000 he was appointed President of the Company and assumed primary responsibility for the day-to-day operations. He took on the additional position of CEO on August 1, 2001. Prior to his appointment as President Mr. Kane served as the Chief Financial Officer of the Company. Preceding joining the Company he spent three years as an independent financial consultant, primarily engaged in the design and implementation of accounting systems. He was the Chief Financial Officer of Delaware River Stevedores, Inc. from 1985 to 1993. Mr. Kane earned a B.B.A in accounting from Temple University in 1975, and is a certified public accountant.

     Nathan Schwartz, 41, has been a member of the Board since February 1996. He is an attorney and financial advisor, providing legal and financial advice to numerous financial service clients since 1992. Mr. Schwartz earned a B.A. in History from Kenyon College in 1982, a Masters in Public/Private Management from Columbia University in 1986, and a J.D. from the University of Pittsburgh in 1989.

     Dr. Peter P. Bihuniak, 52, has been a member of the Board since February 1997. He has held his current position of Vice President of Technology for BPSolar since 1998. From 1995 to
1997, he served as Director of Research and Development of Pilkington, Libbey-Owens-Ford in Toledo, Ohio, directing invention and development efforts for high performance flat glass. From 1988 to 1995, Dr. Bihuniak served in various positions with PPG Industries, Inc., one of the major producers of flat and fabricated flat glass products, serving most recently as General Manager, Flat Glass Specialty Products Division. Prior to that, he was with General Electric, Lighting Products where he was responsible for Materials Technology. He began his career with Corning where he held a number of technical and technology management positions in various specialty materials, including synthetic silicas and optical wave-guides. He received his B.S, Summa cum Laude from Rutgers University, his M.S. from the University of California at Berkeley and his PhD from Alfred University.

     Robert  Lear,  56,  has been a member  of  the  Board  since
February 1998. He is President and CEO of Penn Independent Corporation, an Insurance Holding Company. He has held that position since September 1996 and previously served as Executive Vice President-Finance and Chief Financial Officer of that company for more than seven years. He was Vice President-Finance and Chief Financial Officer of Penn-America Group, Inc. from its formation in July 1993 until March 1995, and still serves Penn-America Group, Inc. as a director. Prior to joining Penn Independent, Mr. Lear had over 15 years of public accounting experience, specializing in the insurance industry. Mr. Lear is a certified public accountant.

     The  Board held five regularly scheduled meetings in  fiscal
2001. All current directors attended at all of the Board and committee meetings held during fiscal year 2001, with the exception of Jan Melles, who missed one meeting.

     How are directors compensated?

     Directors Compensation. Members of the Board receive the following cash compensation for serving on the Board: Chairman of the Board, $2,500 per month, all other non-employee directors, $1,000 per month. This is in addition to all reasonable expenses incurred in attending meetings.

     What committees has the Board established?

     Compensation  Committee.   The  Compensation  Committee   is
responsible for negotiating and approving salaries and employment agreements with officers of the Company. The committee consists of Messrs. Saltzman, Lear, Bihuniak and Schwartz.

     Nominating   Committee.     The  Nominating   Committee   is
responsible to nominate, for election at the annual shareholders meeting, a slate of board members. The committee consists of Messrs. Saltzman, Bihuniak, Lear and Schwartz.

     Audit Committee. The Audit Committee consists of Messrs. Schwartz and Lear. The Audit Committee is responsible for reviewing reports of the Company's financial results, audits, internal controls, and adherence to its Business Conduct Guidelines in compliance with federal procurement laws and regulations. The committee recommends to the Board of Directors the selection of the Company's outside auditors and reviews their procedures for ensuring their independence with respect to the services performed for the Company.

     The Audit Committee is composed of outside directors who are not officers or employees of Dynasil. In the opinion of the Board, these directors are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee.

     The Board of Directors approved and adopted a formal written Audit Committee Charter on March 5, 2001. This Charter was adopted in accordance with listing standards promulgated by the National Association of Securities Dealers ("NASD"). Such Charter is filed with the Securities and Exchange Commission as an exhibit to the Company's Annual Report on Form 10-KSB for the year ended September 30, 2001, which is enclosed herewith.



     REPORT  OF  THE  AUDIT COMMITTEE OF DYNASIL  CORPORATION  OF
AMERICA

     November 29, 2001

     To the Board of Directors of Dynasil Corporation of America:

     We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the fiscal year ended September 30, 2001.

     We have discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, of the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, of the Independence Standards Board, and have discussed with the accountants the accountants' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001.



     By:       /s/ Nathan Schwartz
     Nathan Schwartz, Chairman


     By:       /s/ Robert A. Lear
     Robert A. Lear

     Audit Committee

                     EXECUTIVE COMPENSATION

     The following table sets forth all information concerning total compensation earned or paid to the officers of the Company who served in such capacities as of September 30, 2001 for services rendered to the Company during each of the last three fiscal years.


                                                                      Long Term Compensation
                                                                      ----------------------
                                  Annual Compensation                          Awards             Payouts
                                  -------------------                          ------             -------
                                                       Other                         Securities    Long-
Name and                                               Annual       Restricted       Underlying    Term      All other
Principle                                              Compen-        Stock            Options    Incentive   compen-
Position       Year     Salary ($)     Bonus ($)      sation ($)     Awards ($)          ($)      Plans ($)  sation ($)
---------      ----     ----------     ---------      ----------    -----------       ---------   ---------  ----------
Charles J.     2001    118,938
Searock,       2000    147,116
CEO  *         1999    122,703
Secretary


John           2001     114,122    18,565
Kane,   *      2000     100,327
President      1999      83,339                             2,625
Treasurer,



Bruce          2001      89,000     4,187
Leonetti,      2000      90,712
VP             1999      65,042



     (1)  Gen.  Searock  retired as CEO on  July  31,  2001.   On
August 1, 2001, Mr. Kane assumed the position of CEO.

     Employment Agreements

     The three-year employment agreement with Gen. Charles J. Searock, Jr. (Ret.), Chief Executive Officer and Secretary, which commenced on December 1, 1996 was renewed for an additional one-year term on December 1, 1999, and extended until July 31, 2001. Under the employment agreement, as amended pursuant to the extension, Gen. Searock agreed to work for us full time as CEO, and received an annual base salary of $125,000. Gen. Searock's agreement also provided for an annual bonus at the discretion of our Board of Directors. The agreement also provided for a 401(k) pension plan, health insurance benefits and contains three-year non-competition provisions that prohibit him from competing with us. Gen. Searock retired on July 31, 2001, and the agreement terminated according to its terms. Gen. Searock is currently the acting Secretary of the Corporation.

     The current employment agreement with John Kane, President, Chief Financial Officer and Treasurer, commenced on December 1, 2000 and will continue for a three-year period, after which the agreement will automatically renew for one-year terms, unless terminated by either party upon ninety days written notice prior to the end of any term, or for cause. Under the employment agreement, Mr. Kane has agreed to work for us full time, and receives an annual base salary of $110,000. Mr. Kane's agreement also provides for performance bonuses, and an additional annual bonus at the discretion of our Board of Directors. The agreement also provides for a 401(k) pension plan, health insurance benefits and contains eighteen-month non-competition provisions that prohibit him from competing with us. Mr. Kane assumed the position of CEO on August 1, 2001, at no additional consideration.

     We have also entered into an employment agreement with Bruce Leonetti, Vice President of Marketing and Sales, which commenced on January 1, 1999 and will continue for a three-year period, unless terminated for cause. Under the employment agreement, Mr. Leonetti has agreed to work for us full time, and receives an annual base salary of $89,000, with commissions based on the gross dollar amount of product shipped. Mr. Leonetti's agreement also provides for an annual bonus at the discretion of our Board of Directors. The agreement also provides for a 401(k) pension plan, health insurance benefits and contains twenty-four month non-competition provisions that prohibit him from competing with us. In addition, the agreement provides that if Mr. Leonetti is terminated without cause, he will receive a severance consideration of three months' salary.

     Option Grants in Last Fiscal Year

     The   following  table  sets  forth  information  concerning
options   granted  to  the  executives  named  in   the   Summary
Compensation Table above during the year ended September 30, 2001.

                                  Individual Grants                 Potential Realizable
                                  ------------------                --------------------
               Number of      % of Total                            Value at Assumed
               Securities     Options        Exercise               Annual Rates of Stock
               Underlying     Granted to     or Base                Price Appreciation
               Options        Employees in   Price     Expiration   for Option Term
Name           Granted (#)    Fiscal Year     ($/Sh)   Date            5%        10%
-----          ------------   -------------  --------- -----------  ---------   --------
Charles J.
Searock        60,000         100%           $1.50     12/15/2005      $ 0       $0

John
Kane           45,000         100%           $1.50     12/15/2005      $ 0       $0

Bruce
Leonetti       45,000         100%           $1.50     12/15/2005      $ 0       $0




     Aggregated Option Exercises in Last Fiscal Year and Year End
Option Values

     The following table sets forth information concerning option exercises during the last fiscal year and outstanding options held as of September 30, 2001 by the executive named in the Summary Compensation Table above.



                                   Number of Securities     Value of Unexercised
                                       Underlying           In-the-Money
                                   Unexercised Options at      Options at
                                     Fiscal Year End (#)    Fiscal Year end ($)
               Shares              ----------------------   --------------------
               Acquired on       Value         Exercisable/    Exercisable/
Name           Exercise (#)    Realized ($)   Unexercisable   Unexercisable
-----          ------------    ------------   --------------  -------------
Charles J.
Searock           -----          -----        66,000/  0         $0  / $0

John Kane         -----          -----        50,500/  0         $0  / $0

Bruce
Leonetti          -----          -----        45,000/  0         $0  / $0



                             ITEM 2

      RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTS

     Subject to approval of the Company's shareholders, the Board of Directors has decided that Haefele, Flanagan & Co., p.c., which firm has been the independent certified public accountants of the Company for the fiscal year ended September 30, 2001, be continued as independent accountants for the Company. The shareholders are being asked to approve the Board's decision to retain Haefele, Flanagan & Co., p.c. for the fiscal year ending September 30, 2002.

     Representatives of Haefele, Flanagan & Co. will be present at the annual meeting and will have the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from shareholders.

     Accountants Fees

     For  the  fiscal  year ended September 30,  2001,  fees  for
services   provided  by  Haefele,  Flanagan  &  Co.,   p.c.   are
categorized as follows:

     (a) Audit Fees. For the fiscal year ended September 30, 2001, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the Company's quarterly financial statements was $28,500.

     (b) Financial Information Systems Design and Implementation Fees. For the fiscal year ended September 30, 2001, there was no work performed by the Company's principal independent accountant for, and therefor no fees were incurred for, financial information systems design and implementation.

     (c)       All Other Fees.  For the fiscal year ended January
31, 2001, the aggregate fees billed for services rendered other than the services covered in paragraphs (a) and (b) above was $4,250.

     The Audit Committee of the Board of Directors considers the provision of the services covered in paragraphs (b) and (c) above and the fees paid therefor, to be compatible with maintaining
Haefele, Flanagan & Co., p.c.'s independence.

     THE  BOARD OF DIRECTORS RECOMMENDS A VOTE AFOR@ RATIFICATION
OF  THE  APPOINTMENT  OF  HAEFELE,  FLANAGAN  &  COMPANY  AS  THE
COMPANY'S   INDEPENDENT  ACCOUNTANTS  FOR  FISCAL   YEAR   ENDING
SEPTEMBER 30, 2002.


                          OTHER MATTERS

     As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the annual meeting other than the items referred to above. In the event that any other matter is properly brought before the meeting for action by the stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.


                     ADDITIONAL INFORMATION

     Stockholder Proposals for the 2003 Annual Meeting. Stockholders interested in presenting a proposal for consideration at the Company's annual meeting of stockholders in 2003 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's by-laws. To be eligible for inclusion, stockholder proposals must be received by the Company's Corporate Secretary no later than August 23, 2002.

     Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.


                            By order of the Board of Directors:

                            Charles J. Searock Jr.
                            Corporate Secretary

     December 26, 2001
     West Berlin, New Jersey

PROXY FORM     DYNASIL CORPORATION OF AMERICA     PROXY FORM

    Annual  Meeting of Stockholders - To Be Held January  29, 2002

                THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned hereby appoint(s) JOHN KANE and JAMES SALTZMAN, or either of them, as attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Dynasil Corporation of America that the undersigned would be entitled to cast if personally present at the 2002 Annual Meeting of Stockholders of the Company, and at any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED.  IF  NO
CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR EACH OF THE BELOW LISTED PERSONS AND PROPOSALS.

Please date, sign exactly as your name appears on the form, and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign.

Director Nominees:
(1)  James  Saltzman,  (2) John Kane, (3)  Nathan  Schwartz,  (4)
Robert Lear, (5) Dr. Peter P. Bihuniak,

-----------------------------------------------------------------

(1)   ELECTION  OF DIRECTORS:  James Saltzman, John Kane,  Nathan
Schwartz, Robert Lear and Dr. Peter P. Bihuniak

FOR                 WITHHOLD               WITHHOLD authority  to vote for the
All  nominees       Authority  to  vote    individual nominee(s) identified
(except  as marked  for all nominees       in the  space provided below
to the contrary)

[      ]            [      ]               _________________________________

(2)  To ratify the appointment of Haefele,        FOR     AGAINST  ABSTAIN
     Flanagan & Company as the  Company's        [  ]       [   ]  [   ]
    independent public accountants for
    the 2002 fiscal year

(3)  To transact such other business as
     may properly come before the
      meeting or any adjournments thereof        [  ]       [   ]  [   ]



--------------------------------
SIGNATURE                  DATE


--------------------------------
SIGNATURE                  DATE